Balances and transactions with related parties: Additional information (Details) - MXN ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Related parties:
Explanation of nature and extent of renewal and termination options	The agreement is for an initial term of 15 years and renews automatically for subsequent five year periods, unless one of the parts issues the other a cancellation notice within a determined term prior to the programmed expiration date. The Company can only exercise its termination right through a resolution of the shareholders
Explanation of significant terms of service concession arrangement that may affect amount, timing and certainty of future cash flows	In accordance with the contract until December 31, 2023, the Company agreed to pay an annual compensation equivalent to the higher of a fixed amount or 5%, of the consolidated income of the Company. Before deducting the compensation for technical assistance and before the comprehensive financial result, IT, depreciation and amortization, from 2024, the compensation was reduced to 2.5% of the consolidated income of the Company. Before deducting the compensation for technical assistance and before the comprehensive financial result, IT, depreciation and amortization, determined in accordance with financial reporting standards applicable in Mexico, the minimum fixed amount is of USD2.0 million (approximately Ps.41.6 million).
Technical assistance amount	$ 400,838	$ 715,462	$ 643,891
Inversiones y Tecnicas Aeroportuarias, S. A. de C. V.
Related parties:
Technical assistance amount	$ 400,838	$ 715,462	$ 643,891